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                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12


                (Name of Registrant as Specified In Its Charter)

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                     The New America High Income Fund, Inc.

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

          [X] No fee required

          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:


(2) Form, Schedule or Registration Statement No.:


(3) Filing Party:


(4) Date Filed:

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                     THE NEW AMERICA HIGH INCOME FUND, INC.
                               2002 ANNUAL MEETING

                    SCRIPT FOR TOUCH TONE TELEPHONE VOTING

Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting. Enter the voter control number as it appears on the card followed by the pound sign. [If stockholder enters necessary information, script continues as follows.] One moment please while we verify your information. Enter the last four digits of the U.S. Social Security Number or the U.S. Taxpayer Identification number for this account followed by the pound sign. [If stockholder enters necessary information, script continues as follows.] The company that you are voting, is New America High Income Fund. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders. To vote all proposals in accordance with the recommendations of the Board of Directors, press one. If you wish to vote on one proposal at a time, press two. [If the stockholder presses one, the script continues as follows; if the stockholder presses two, the script continues using the script for proposal by proposal voting shown below.] You have cast your vote as follows:

You have voted in the manner recommended by the Board of Directors. To confirm your vote, press one.

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press one. Otherwise please hang up. Thank you for voting.

[SCRIPT FOR PROPOSAL BY PROPOSAL VOTING]


Item 1. To vote for all nominees, press one. To withhold from all nominees, press two. To withhold from individual nominees, press three.

[If the stockholder presses one or two, the script continues as follows; if the stockholder presses three, the script continues below.] You have cast your vote as follows: [Script reviews stockholder votes.] To confirm your vote, press one. To cancel your vote, press two. [If stockholder presses one, script continues as follows.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card, or change your vote, press one. Otherwise please hang up. [If stockholder presses two, script continues as follows.] Your vote has been canceled. If you wish to vote this card, or another card, press one. Otherwise, please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.

[If the stockholder presses three above, the script continues as follows.] Enter the two-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key or if you have completed voting on directors press the pound key again.

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[If the stockholder presses the pound sign, the script continues as follows.]
You have cast your vote as follows: [Script reviews stockholder votes.] To confirm your vote, press one. To cancel your vote, press two. [If stockholder presses one, script continues as follows.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card, or change your vote, press one. Otherwise please hang up. Thank you for voting. [If stockholder presses two, script continues as follows.] Your vote has been canceled. If you wish to vote this card, or another card, press one. Otherwise, please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.

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[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    ------
                                                                    BY NET

VOTE BY NET

STEP 1

WELCOME TO THE EQUISERVE ONLINE VOTING WIZARD!

Just follow a few simple steps to complete the voting process secure online:

     AUTHENTICATION:        Login using your voter control number and last
                            four digits of your SSN

     DELIVERY PREFERENCE:   Setup future delivery of your annual meeting
                            materials

     VOTING:                Cast your vote and receive your confirmation online

     FINISH:                Update your address and review other options


If you have more than one proxy card or voting instruction card or ballot, please vote them one card at a time. To get started now, login below and click "Continue".

STEP 1: AUTHENTICATION

Enter the voter control number as         /                 /
it appears on your ballot

Enter the last 4 digits of the            /     /         [GRAPHIC CONTINUE >>]
U.S. social security number (SSN)
or the U.S. taxpayer identification
number (TIN) for this account.*


*If you do not have a SSN or TIN for
this account, please leave this box
blank.


HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

(C)2002 EquiServe(R). All rights reserved.

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Online Proxy Voting for The New America High Income Fund, Inc.

THE NEW AMERICA HIGH INCOME FUND, INC.


[GRAPHIC]       WELCOME!

                NAME LINE
                ADDRESS LINE
                CITY, STATE ZIP LINE

                Please select how you would like to receive your future annual meeting materials:

                / /      US Mail
                / /      Electronically


Copyright -C- 2002 EquiServe. All rights reserved.                      PROCEED


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Online Proxy Voting for The New America High Income Fund, Inc.

THE NEW AMERICA HIGH INCOME FUND, INC.


            Annual Meeting of Stockholders - April 18, 2002
          Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 18, 2002 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     "FOR" ALL NOMINEES FOR DIRECTOR.

------------------------------------------------------------------------------

Check this box to cast your vote in accordance with the recommendations of the Board of Directors / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

                                        For All Nominees        Withhold
                                        Except As Noted         As To All
                                             Below              Nominees
                                              / /                  / /
1. Election of Directors of all the nominees below

Or, check the box for the Director(s) from whom you wish to withhold your vote:

    / / ROBERT F. BIRCH     / / RICHARD E. FLOOR     / / ERNEST E. MONRAD

------------------------------------------------------------------------------

To submit your vote please click the button below.
(YOUR VOTE WILL NOT BE COUNTED UNTIL THE SUBMIT YOUR VOTE BUTTON IS CLICKED.)

                                                    SUBMIT YOUR VOTE
Copyright -C- 2002 EquiServe. All rights reserved.
https://www.eproxyvote.com/cgi-bin/voting.cgi.
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Online Proxy Voting for The New America High Income Fund, Inc.

THE NEW AMERICA HIGH INCOME FUND, INC.


[GRAPHIC]       YOUR PROXY VOTE HAS BEEN RECORDED AS FOLLOWS:

                1. Election of Directors

                FOR ALL NOMINEES

                Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.

Copyright -C- 2002 EquiServe. All rights reserved.                      PROCEED


https://www.exproxyvote.com/cgi-bin/voting.cgi

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Online Proxy Voting for The New America High Income Fund, Inc.


THE NEW AMERICA HIGH INCOME FUND, INC.


[Test Vote - Results will not be recorded]

[GRAPHIC]       YOUR PROXY VOTE HAS BEEN RECORDED AS FOLLOWS:
VOTE BY NET

                1. Election of Directors of all the nominees below

                WITHHOLD FROM ALL NOMINEES


                Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.


                                                                       [GRAPHIC]
                                                                        PROCEED


Copyright (C) 2002 Equiserve. All rights reserved.


                   [Test Vote - Results will not be recorded]

Online Proxy Voting for The New America High Income Fund, Inc.


THE NEW AMERICA HIGH INCOME FUND, INC.


[Test Vote - Results will not be recorded]

[GRAPHIC]       YOUR PROXY VOTE HAS BEEN RECORDED AS FOLLOWS:
VOTE BY NET

                1. Election of Directors of all the nominees below

                FOR ALL NOMINEES (EXCEPT THOSE LISTED BELOW)


                Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.


                                                                       [GRAPHIC]
                                                                        PROCEED


Copyright (C) 2002 Equiserve. All rights reserved.


                   [Test Vote - Results will not be recorded]

Online Proxy Voting for The New America High Income Fund, Inc.

THE NEW AMERICA HIGH INCOME FUND, INC.


[GRAPHIC]       SUCCESS! YOUR VOTE HAS BEEN CAST AND WILL BE TABULATED BY
                EQUISERVE WITHIN 24 HOURS. Please take a moment to review the options below.

                --------------------------------------------------------------

                If you wish to submit an address change request for this account, click the button below.

                                                                        PROCEED

                You can now vote another proxy card or exit to the EQUISERVE homepage.

                                                             VOTE ANOTHER PROXY
Copyright -C- 2002 EquiServe. All rights reserved.